REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (hereinafter referred to as the "Agreement"), dated as of the 30hh day of June, 2003, is by and between VISEON, Inc., a corporation authorized and existing pursuant to the laws of the state of Nevada (the "Corporation"), and EXIM CORPORATION (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, the Corporation and Investor have entered into that certain Third Amendment to Loan and Security Agreement executed contemporaneously herewith with Investor as a Lender and the Corporation as the Borrower (hereinafter the "Third Amendment"); and

         WHEREAS, Concurrently with the execution of this Agreement, pursuant to the terms of the Third Amendment, the Investor is acquiring a warrant (hereinafter the "Warrant") to purchase from the Corporation Six Hundred Forty Four Thousand Five Hundred Ten (644,510) shares of duly authorized, validly issued, fully paid and nonassessable Common Stock of the Corporation, par value $0.01 per share, (the "Warrant Shares") at the purchase price per share of Thirty Cents ($0.30), at any time or from time to time prior to 5:00 p.m. Central Standard time, on June 30, 2008 (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth in the Warrant; and

         WHEREAS, Concurrently with the execution of this Agreement, pursuant to the terms of the Third Amendment, the Corporation is executing a promissory note payable to the Investor (the Term Note" as defined therein) which provides for the conversion of the indebtedness represented thereby into equity in the Corporation in the form of shares of duly authorized, validly issued, fully paid and nonassessable Common Stock of the Corporation, par value $0.01 per share, at the conversion price of Thirty Cents ($0.30) per share (the "Conversion Shares"), all subject to the terms, conditions and adjustments set forth in the Term Note; and

         WHEREAS, the Corporation and Investor desire to make conditional provisions for the registration of the Conversion Shares and the Warrant Shares as set forth herein, if the same be necessary.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and Agreements herein contained, the parties hereto agree as follows:

                                    Section I
                                   Definitions

         1.1 As used in this Agreement, the following capitalized terms shall have the following meanings:

                  "Demand Registration" shall have the meaning specified in
Section 2.1(a).


                  "Demanding Holder" shall mean any Holder that makes a demand for Registration pursuant to Section 2.1(a).


                  "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

                  "GAAP" means generally accepted accounting principles, as in effect from time to time in the United States, consistently applied

                  "Governmental Authority" means any government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision.

                  "Holder" means the Investor, or any assignee of an Investor.

                  "Common Shares" means the common equity shares of the Corporation.

                  "Maximum Number of Shares" shall have the meaning specified in
Section 2.1(d).

                  "Piggy-Back Registration" shall have the meaning specified in
Section 2.2.

                  "Person" means a natural person, partnership, corporation, business trust, association, joint venture or other entity or a government or agency or political subdivision thereof.


                  "Prospectus" means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

                  "Register," "Registered" and "Registration" shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the applicable rules and regulations thereunder, and such registration statement becoming effective

                  "Registrable Securities" means the Conversion Shares and the Warrant Shares, owned by the Holder, and any securities issued or issuable with respect to such Common Shares and Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization.

                  "Registration Statement" means the registration statement which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

                  "Restricted Stock" means any shares of Common Stock of the Corporation issued to Holder for which a Registration Statement has not become effective.

                  "Closing Date" shall mean June 30, 2003.

                  "Securities Act" means the Securities Act of 1933, as from time to time amended.

                  "Selling Holder" means any holder of Restricted Stock who exercises any Registration Rights granted hereunder

                  "Share" means the common stock in the Corporation and includes any options, warrants or other rights to purchase Shares and securities of any type whatsoever that are, or may become, convertible into Shares with the number of any Shares which is an option, warrant, right or convertible security being the number of such Shares which would result upon the immediate exercise of such option, warrant or right of conversion of such convertible security, without regard as to when such option, warrant or right may in fact be exercised or such convertible security may in fact be converted.

                  "Warrant Shares" shall mean any and all shares of Common Stock issued or issuable upon exercise of the Warrant.

                                   Section II
                               Registration Rights
2.1      Demand Registration.

(a) Request for Registration. At any time and from time to time on or after the expiration of six months following the execution hereof, the Demanding Holder may make a written request for registration under the Securities Act of all or part of their Registrable Securities
         (a "Demand Registration"). Any such request for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Upon any such request, the Demanding Holder shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1(d) and the provisos set forth in Section 3.1(a). The Corporation shall not be obligated to effect more than one (1) Demand Registrations with respect to the Restricted Stock under this Section 2.1(a).

(b)      Effective  Registration.   Except  in  the  case  of  a  withdrawal
         governed by the last sentence of Section 2.1(e), a registration will not count as a Demand Registration until the Registration Statement covering the Registrable Securities that are the subject of such Demand Registration shall have been declared effective and the Corporation shall have complied with all of its obligations under this Agreement with respect thereto; provided, however, that, after such Registration Statement has been declared effective, if the offering of Registrable Securities pursuant to such Demand Registration is interfered with by any stop order, injunction or other order or requirement of the Commission or any other Governmental Authority, such Demand Registration will be deemed not to have become effective during the period of such interference.

(c) Underwritten Offering. If a Demanding Holder so elects, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten offering. The Demanding Holder may select one or more investment banking firms to act as the managing Underwriter or Underwriters in connection with such offering and may select any additional managers to be used in connection with such offering.

(d) Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Corporation and the Demanding Holder that the dollar amount or number of shares of Registrable Securities which the Demanding Holder desire to sell, taken together with all other shares of Common Stock or other securities which the Corporation desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to the piggy-back registration rights, if any, which other shareholders of the Corporation desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (the "Maximum Number of Shares"), then the Corporation shall include in such registration:

(i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holder (pro rata in accordance with the number of shares of Registrable Securities held by each Demanding Holder, regardless of the number of shares of Registrable Securities which such Demanding Holder has requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares;

(ii) second, to the extent the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Corporation desires to sell that can be sold without exceeding the Maximum Number of Shares;

(iii) third, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii) above, the shares of Common Stock for the account of other Shareholders of the Corporation that the Corporation is obligated to register (to be allocated among the Persons requesting inclusion in such registration pursuant to such agreements pro rata in accordance with the number of shares of Common Stock with respect to which such Persons has the right to request such inclusion under such agreements, regardless of the number of shares which such Person has actually requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares; and

(iv) fourth, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii) above, the shares of Common Stock that other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

(e) Withdrawal. (i) If the Demanding Holder disapprove of the terms of any proposed underwritten public offering or is not entitled to include all of its Registrable Securities in any such offering,
         (ii) the Corporation takes or omits to take certain action that adversely affects the registration process or such offering or
         (iii) there shall occur any adverse market conditions of the type that is customarily found in underwriting or similar purchase agreements relating to public offerings and which may be relied upon by Underwriters or purchasers to terminate such underwriting or purchase agreement, the Demanding Holder may elect to withdraw their Registrable Securities from such offering by giving written notice to the Corporation of its request to withdraw prior to effectiveness of the Registration Statement. If the Demanding Holder withdraws from any proposed offering for any such reason or reasons, the withdrawing Demanding Holder shall not be obligated to pay any of the expenses incurred in connection with such Registration Statement. In addition, the Demanding Holder may, by written notice furnished to the Corporation prior to the effective date of a Registration Statement, withdraw from any proposed offering relating to a Demand Registration for any reason (other than those set forth in clauses (i) through (iii) above) and, in such event, the withdrawing Demanding Holder shall be obligated to pay its pro rata share (based upon the number of Registrable Securities to be included in such Registration Statement) of the expenses incurred in connection with such Registration Statement and such Demand Registration shall count as a Demand Registration for purposes of
         Section 2.1(a).

2.2      Piggyback Registration Rights

         If following the Closing Date, thereafter the Corporation hereafter proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor provision) under the Securities Act applies or an offering of securities solely to the Corporation's existing shareholders), then the Corporation shall in each case give written notice of such proposed filing to the Holder as soon as practicable (but no later than 20 business days) before the anticipated filing date, and such notice shall offer each Holder the opportunity to register such number of shares of Restricted Stock as such Holder may request. Each Holder desiring to have Restricted Stock included in such registration statement shall so advise the Corporation in writing within 10 business days after the date on which the Corporation's notice is so given, setting forth the number of shares of Restricted Stock for which registration is requested. If the Corporation's offering is to be an underwritten offering, the Corporation shall, subject to the further provisions of this Agreement, use its reasonable best efforts to cause the managing underwriter or underwriters to permit the Holders of the Restricted Stock requested to be included in the registration for such offering to include such Restricted Stock in such offering on the same terms and conditions as any similar securities of the Corporation included therein. The right of each Holder to registration pursuant to this
Section 2.2 in connection with an underwritten offering by the Corporation shall, unless the Corporation otherwise assents, be conditioned upon such Holder's participation as a seller in such underwritten offering and its execution of an underwriting agreement with the managing underwriter or underwriters selected by the Corporation. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to the Corporation that either because of (a) the kind of securities that the Corporation, the Holders and any other persons or entities intend to include in such offering or (b) the size of the offering that the Corporation, the Holders and any other persons or entities intend to make, the success of the offering would be materially and adversely affected by inclusion of the Restricted Stock requested to be included, then (i) in the event that the size of the offering is the basis of such managing underwriter's opinion, the number of shares of Restricted Stock to be registered and offered for the accounts of Holders shall be reduced pro rata on the basis of the number of securities requested by such Holders to be registered and offered to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters (provided that if securities are being registered and offered for the account of other persons or entities in addition to the Corporation, such reduction shall not be proportionally greater than any similar reductions imposed on such other persons or entities) and (ii) in the event that the combination of securities to be offered is the basis of such managing underwriters opinion, (x) the Restricted Stock to be included in such registration and offering shall be reduced as described in clause (i) above or (y) if such actions would, in the reasonable judgment of the managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Restricted Stock requested to be included would have on such offering, such Restricted Stock will be excluded entirely from such registration and offering. Any Restricted Stock excluded from an underwriting shall, if applicable, be withdrawn from registration and shall not, without the consent of the Corporation, be transferred in a public distribution prior to the earlier of ninety (90) days (or such other shorter period of time as the managing underwriter may require) after the effective date of the registration statement or ninety (90) days after the date the Holders of such Restricted Stock are notified of such exclusion.

                                   Section III
                             Registration Procedures

         3.1 Whenever Holders of Restricted Stock have requested pursuant to
Section 2 that any Restricted Stock be registered, the Corporation shall, subject to the provisions of Section 4 hereof, use its reasonable best efforts to effect the registration and the sale or distribution of such Restricted Stock in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such request, the Corporation shall:

                  (a) prepare and file with the Securities and Exchange Commission, a registration statement on any form for which the Corporation then qualifies and which counsel for the Corporation shall deem appropriate and which form shall be available for the sale or distribution of such Restricted Stock in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such registration statement to become effective; provided that,
         (i) before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation will furnish to one counsel selected by the Holders of a majority of the shares of Restricted Stock covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such counsel and (ii) after the filing of the registration statement, the Corporation shall promptly notify each Selling Holder of Restricted Stock of any stop order issued or, to the knowledge of the Corporation, threatened by the Securities and Exchange Commission and take all reasonable actions to prevent the entry of such stop order or to remove it if entered; provided, however, that the Corporation shall have the right to defer such registration for up to sixty (60) days if the Corporation shall furnish to the holders a certificate signed by the Chief Executive Officer of the Corporation stating that, in the good faith judgment of the Board of Directors of the Corporation, it would be materially detrimental to the Corporation and its shareholders for such Registration Statement to be effected at such time; provided further, however, that in the event the Corporation elects to exercise such right with respect to any registration, it shall not have the right to exercise such right again prior to the date which is twelve (12) months after the date on which the Registration Statement relating to such deferred registration is declared effective.

                  (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than ninety (90) days or such shorter period as shall terminate when the distribution of all Restricted Stock covered by such registration statement shall have terminated (but not before the expiration of the ninety day (90) period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement;

                  (c) as soon as reasonably practicable, furnish to each Selling Holder, prior to filing a registration statement, copies of such registration statement as proposed to be filed and thereafter furnish to such Selling Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration Statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Restricted Stock owned by such Selling Holder;

                  (d) use its best efforts to register or qualify such Restricted Stock under such other securities or blue sky laws of such jurisdictions within the United States and Canada as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of the Restricted Stock owned by such Selling Holder; provided that the Corporation shall not be required to (i) qualify generally to do business or file a general consent to service of process in any jurisdiction or (ii) take any action that would subject itself to taxation in any such jurisdiction;

                  (e) promptly notify each Selling Holder of such Restricted Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event known to the Corporation requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers or recipients of such Restricted Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment;

                  (f) enter into an underwriting agreement in customary form, the form and substance of such underwriting agreement being subject to the reasonable satisfaction of the Corporation and a majority in interest of the Selling Holders;

                  (g) make available for inspection by any Selling Holder, any underwriter participating in any sale or distribution pursuant to such registration statement and any attorney, accountant or other agent retained by any such Selling Holder or underwriter (collectively, the "Inspectors") all financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation, Corporation's officers and employees to supply all information reasonably requested for such purpose by any such Inspector in connection with such registration statement; provided that the Corporation shall have no obligation to permit such access to the Records or its officers or employees in a manner that would unreasonably disrupt the normal conduct of its business operations. Each such Selling Holder and Inspector that actually reviews Records supplied by the Corporation that include information that the Corporation identifies, in good faith, as being confidential or proprietary ("Confidential Information") shall be required at the Corporation Corporation's option, prior to any such review, to execute an agreement with the Corporation providing that such Inspector shall not publicly disclose any Confidential Information unless such disclosure is required by applicable law or legal process and shall not use such information for any purpose other than the limited purpose contemplated by this subsection (g). Each such Selling Holder and Inspector shall be required further to agree that it shall, upon learning that disclosure of Confidential Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at its expense, to undertake appropriate action to prevent disclosure of the Confidential Information;

                  (h) in the event such sale is pursuant to an underwritten offering, use its reasonable best efforts to obtain a comfort letter or letters from the Corporation Corporation's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter reasonably requests; and

                  (i) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act (including, at the option of the Corporation, pursuant to Rule 158 (or any successor provision) under the Securities Act).

Upon receipt of any notice from the Corporation of the occurrence of any event of the kind described in subsection (e) hereof, such Selling Holder shall forthwith discontinue all offerings, sales and other dispositions of Restricted Stock pursuant to the registration statement covering such Restricted Stock until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) hereof. In the event the Corporation shall give any such notice, the Corporation shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in subsection (b) hereof) by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (b) hereof to and including the first date on which each Selling Holder of Restricted Stock covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (e) hereof. Each Selling Holder shall notify the Corporation if any event relating to such Selling Holder occurs which would require the preparation of a supplement or amendment to the prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.


                                   Section IV
                           Conditions and Limitations.

         4.1 The Corporation Corporation's obligations under this Section 3 shall be subject to the Corporation having received the information and documents specified in Section 5 hereof and each Selling Holder shall have observed or performed its other covenants contained in Sections 5 and 7 hereof.

         4.2 The Corporation Corporation's obligation under Section 4 hereof shall be subject to the limitations and conditions specified in such section, and to the condition that the Corporation may at any time terminate its proposal to register equity securities for its own account and discontinue its efforts to cause a registration statement to become or remain effective as to any and all shares of Restricted Stock that would otherwise have been eligible for inclusion in such registration.

                                    Section V
                Certain Covenants of Holders of Restricted Stock

         5.1 Notices and requests delivered to the Corporation by Holders for whom Restricted Stock is to be registered pursuant to this Agreement shall contain such information regarding the Restricted Stock to be so registered, the Holder and the intended method of disposition of such Restricted Stock as shall reasonably be required in connection with the actions contemplated to be taken pursuant to this Agreement. Any Holder whose Restricted Stock is included in a registration statement pursuant to this Agreement shall execute all consents, powers of attorney, registration statements and other documents reasonably required to be executed by it in order to cause such registration statement to became effective. Each Selling Holder covenants that, in disposing of such Holder's shares, such Holder will comply with Rules 10b-2, 10b-5, 10b-6 and 10b-7 (or any successor provisions) under the Exchange Act and all other requirements of applicable law.

                                   Section VI
                              Registration Expenses

         6.1 All Registration Expenses (as defined herein) will be borne by the Corporation. Underwriting fees, discounts and commissions applicable to the sale of Restricted Stock shall be borne by the Holder of the Restricted Stock to which such discount or commission relates, and each Selling Holder shall be responsible for the fees and expenses of any legal counsel, accountants or other agents retained by such Selling Holder and all other out-of-pocket expenses incurred by such Selling Holder in connection with any registration under this Agreement.

         6.2 As used herein, the term Registration Expenses means all expenses incident to the Corporation's performance of or compliance with this Agreement (whether or not the registration in connection with which such expenses are incurred ultimately becomes effective), including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Restricted Stock), rating agency fees, printing expenses, the fees and expenses incurred in connection with the listing or admission for quotation of the securities to be registered an any securities exchange or quotation system and fees and disbursements of counsel for the Corporation and its independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), securities act liability insurance (if the Corporation elects to obtain such insurance), the reasonable fees and expenses of any special expert retained by the Corporation in connection with such registration and the fees and expenses of other persons retained by the Corporation. Registration Expenses does not include any Underwriting fees, discounts or commissions applicable to the sale of Restricted Stock.

                                   Section VII
                          Indemnification; Contribution

         7.1 Indemnification by the Corporation. In connection with any offering of Restricted Stock pursuant to this Agreement, the Corporation shall indemnify and hold harmless each Selling Holder, its officers, directors and agents and each person, if any, who controls such Selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to Restricted Stock or in any amendment or supplement thereto or in any preliminary prospectus relating to Restricted Stock or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Corporation by such Selling Holder or on such Selling Holder's behalf expressly for use therein. In connection with any underwritten offering of Restricted Stock registered pursuant to this Agreement, the Corporation shall cause to be included in any underwriting agreement with the underwriters of such offering provisions indemnifying and providing for contribution to such underwriters and their officers and directors and each person who controls such underwriters on substantially the same basis as the provisions of this Section 7.1 indemnifying and providing for contribution to the Selling Holders.

         7.2 Indemnification by Holders of Restricted Stock. In connection with any offering of Restricted Stock pursuant to this Agreement, each Selling Holder, severally and not jointly, shall indemnify and hold harmless the Corporation, its officers, directors and agents and each person, if any, who controls the Corporation within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and, in accordance with industry practice, in the case of an offering of Restricted Stock pursuant to this Agreement, each underwriter of such Restricted Stock if requested by such underwriter, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to Restricted Stock or in any amendment or supplement thereto or in any preliminary prospectus relating to Restricted Stock, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, provided that (i) such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Corporation by such Selling Holder or on such Selling Holder's behalf expressly for use therein and (ii) no Selling Holder shall be liable for any indemnification under this Section 7.2 in an aggregate amount which exceeds the total net proceeds received by such Selling Holder from such offering. In connection with any underwritten offering of Restricted Stock registered pursuant to this Agreement, each Selling Holder shall cause to be included in any underwriting agreement with the underwriters of such offering provisions indemnifying and providing for contribution to such underwriters, their officers and directors and each person who controls such underwriters on substantially the same basis as the provisions of this Section 4.6(b) indemnifying and providing for contribution to the Corporation.

         7.3 Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any indemnified party hereunder in respect of which indemnity may be sought from an indemnifying party hereunder, such indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all expenses. Such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such indemnified party, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and such indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party, which firm shall be designated in writing by such indemnified party and reasonably satisfactory to the indemnifying party). The indemnifying party shall not be liable for any settlement of any such action or proceeding erected without its written consent, but if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

         7.4 Contribution. If the indemnification provided for in this Section 4 is unavailable to the Corporation or the Selling Holders in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments in such proportion as is appropriate to reflect the relative fault of each such party in connection with such statements or omissions or alleged statements or omissions, as well as any other relevant equitable considerations. The relative fault of each such party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentences. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding sentences shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claims. Notwithstanding the provisions of this Section 4(d), no Selling Holder shall be required to contribute an amount in excess of the amount by which the total price at which the Restricted Stock of such Selling Holder was offered to the public exceeds the amount of any fee which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                                  Section VIII
                         Representations and Warranties

         The Corporation represents and warrants that:

         8.1 Existence and Rights. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota. The Corporation has all requisite corporate power and authority, to carry on its business and to own and use the properties owned and used by it. True and correct copies of the Corporation's Articles of Incorporation and Bylaws, as amended to date, have been delivered to Holder. The Corporation is qualified to conduct business and is in good standing under the laws of each jurisdiction wherein the nature of its business or its ownership of property requires it to be so qualified, except where the failure to be so qualified, would not individually or in the aggregate, have a material adverse effect on the assets or business of the Corporation. The Corporation has no Subsidiaries.

         8.2 Corporate Authorization. The Corporation has all necessary power and authority to enter into this Agreement and has taken all action, specifically including, without limitation, all corporate action, necessary to execute, deliver and perform this Agreement. This Agreement has been duly authorized, executed and delivered by the Corporation and is a legally valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms.

         8.3 No Conflict. The execution, delivery and performance of this Agreement and of the related documents by the Corporation will not violate any provision of the Corporation's Articles of Incorporation or the Bylaws; or violate any law or rule or regulation of any administrative agency or governmental body; or any order, writ, injunction or decree of any court, arbiter, administrative agency or governmental authority having jurisdiction over the Corporation; or violate any indenture, mortgage, contract, will, agreement or other undertaking to which the Corporation is a party or is subject, or result in the creation or imposition of any lien or encumbrance on any of the properties of the Corporation under any of the foregoing.

         8.4 Litigation. There is no litigation, proceeding, dispute, tax audit or other governmental investigation pending, or to the best of the Corporation's knowledge, threatened against, or affecting the Corporation's business or its assets before any court or governmental agency or other body, which would materially adversely affect the financial condition of the Corporation, its assets, or the conduct of the Corporation's business, or which may impede the transaction contemplated herein. There are no outstanding and unpaid judgments, tax deficiencies, statements, or notices of assessments or other demands for payment of taxes served on or filed against the Corporation. The Corporation is not in default with respect to an order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

                                   Section IX
                                  Miscellaneous

         9.1 Notices. Any notice or other communication required or permitted hereunder shall be deemed given if in writing and delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by overnight air courier or facsimile transmission or, if mailed, two days after the date of deposit in the United States mails, as follows:

If to the Corpopration:

                  VISEON, Inc.
                  2620 S. Maryland Parkway, #309
                  Las Vegas, Nevada  89109
                  Facsimile:        972-818-7343

         With copies to:

                           Albert B. Greco, Jr.
                           16901 Dallas Parkway
                           Suite 230
                           Addison, Texas  75001
                           Facsimile:       972-818-7343


If to Investor:

                  Exim Corporation
                  1855 North Meadow Circle
                  Lowry Crossing, Texas 75069

Any party may be given notice in accordance with this Section by any other party at another address or person for receipt of notices, if such party so designates such other person or address in writing in accordance with this Section 9, paragraph 9.1

         9.2 Partial Invalidity. Each part of this Agreement is intended to be separate. If any term, covenant, condition or provision hereof is illegal or invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining parts of this Agreement and all such remaining parts hereto shall not be impaired or invalidated in any way, but shall be legal, valid and enforceable and have full force and effect as if the illegal, invalid, unenforceable part has not been included.

         9.3 Law Governing Agreement. This Agreement is made and entered into and is to be at least partially performed in Clark County, Nevada. It shall be interpreted, construed and enforced and its construction and performance shall be governed by the laws of the State of Nevada applicable to Agreements made and to be performed entirely within such State without regard to principles of conflicts of laws, except to the extent that Federal law may apply.

         9.4 Entire Agreement. This Agreement constitutes the entire understanding and Agreement of the parties hereto, and supersedes any and all prior understandings or other Agreements, either oral or in writing, if any, among such parties with respect to the subject matter hereof and contains all of the covenants and Agreements between the parties with respect thereto. Each party to this Agreement acknowledges that no representations, inducements, or Agreements, oral or otherwise, have been made by such party, or anyone acting on behalf of such party, which are not embodied herein, and no other Agreement, statement or promise not contained in this Agreement shall be valid or binding. The parties hereto have had an opportunity to consult with their respective attorneys concerning the meaning and the import of this Agreement and each has read this Agreement, as signified by their signatures below, and is executing the same for the purposes and consideration herein expressed.

         9.5 Waivers. No delay on the part of any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach by any other party of any representation, warranty, covenant or Agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or Agreement contained in this Agreement (or in any other Agreement between the parties) as to which there is no inaccuracy or breach.

         9.6 Tax Consultation. Each Party acknowledges that it has had the opportunity to and has consulted with their own separate independent accounting and tax advisors in connection with the accounting and tax treatment for the transactions contemplated hereby and the tax ramifications thereof. Each Party shall bear all risk in connection with the accounting and tax treatment of the transactions contemplated by this Agreement and no Party is relying on the other Party in connection with the same.

         9.7 Variations in Pronouns. Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender and vice versa, all singular words shall include the plural, and all plural words shall include the singular. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         9.8 Headings. The headings used in this Agreement are for administrative purposes only and do not constitute substantive matter to be considered in construing the terms and shall not affect the interpretation of this Agreement. All references herein to Sections, subsections, and clauses, shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. A reference to an article or section will mean an article or section in this Agreement, unless otherwise explicitly set forth. The titles and headings in this Agreement are for reference purposes only and will not in any manner limit the construction of this Agreement. For the purposes of such construction, this Agreement will be considered as a whole. The terms "including" and "include" as used in this Agreement will be deemed to include the phrase "without limitation."

         9.9 Attorney's Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements, but only from the offending party, in addition to any other relief to which it may be entitled.

         9.10 Representation by Counsel. Each party acknowledges that it has had the opportunity to be represented by separate independent counsel in the negotiation of this Agreement, that any such respective attorneys were of its own choosing, that each authorized representative has read this Agreement and that he understands its meaning and legal consequences to each party. Each Party warrants and represents that he has consulted with his attorney of choice, or voluntarily chose not to do so, concerning the execution, the meaning and the import of this Agreement, and has read this Agreement and fully understands the terms hereof as signified by his signature below, and is executing the same of his own free will for the purposes and consideration herein expressed. Each Party warrants and represents that he has had sufficient time to consider whether to enter into this Agreement and that he is relying solely on his own judgment and the advice of his own counsel, if any, in deciding to execute this Agreement. Each Party warrants and represents that he has read this Agreement in its entirety and has consulted with his attorney, if any concerning the execution of this Agreement. If any or all Parties have chosen not to seek counsel, said party or parties hereby acknowledge that he or they refrained from seeking counsel entirely of his or their own volition and with full knowledge of the consequences of such a decision.

         9.11 Presumption Against Scrivener. Each party waives the presumption that this Agreement is presumed to be in favor of the party which did not prepare it, in case of a dispute as to interpretation.

         9.12 Capacity. Each party represents and warrants that he has the authority to enter into this Agreement either on his own behalf or in an official capacity on behalf of a corporate party.

         9.13 Further Assurances. At any time and from time to time after the date hereof, at the request of any Party, and without further consideration, every other party will execute and deliver such other and further instruments and documents, and take such other action as the other Party may reasonably deem necessary, convenient or desirable in order to more effectively assist any Party in exercising all rights with respect thereto, and carrying out the business, duties, and obligations created by this Agreement.

         9.14 Amendments. This Agreement may not be modified, amended, superceded, cancelled, renewed or extended, except in writing, signed by the party or parties to be bound thereby or signed by their respective attorneys.

         9.15 Binding Effect and Assignment. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, officers, directors, Corporation, successors, agents, servants, employees, attorneys, and assigns. This Agreement and any rights hereunder are freely assignable by Investor to the extent that Investor has assigned or sold any Restricted Stock or portion thereof. This Agreement shall inure to the benefit of and bind the Parties hereto and their respective legal representatives, successors, and permitted assigns.

         9.16 Counterparts. This Agreement may be executed in several counterparts by one or more of the undersigned and all such counterparts so executed shall together be deemed and constitute one final Agreement, as if one document had been signed by all parties hereto; and each such counterpart shall be deemed an original, binding the parties subscribed hereto and multiple signature pages affixed to a single copy of this Agreement shall be deemed to be a fully executed original Agreement. Several counterparts consisting of multiple copies hereof each signed by less than all parties, but together signed by all parties shall constitute and be deemed a fully executed original Agreement.

         9.17 Corporate Authority. Each Party represents and warrants to each other that each has previously taken the necessary corporate action authorizing the execution of this Agreement and the undertakings to e accomplished hereunder by their officer recited below.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first written hereinabove.

INVESTOR:

EXIM CORPORATION



----------------------------------
By:      Dr. Alexander Hamilton
Its:     President



CORPORATION:

VISEON, INC.
   f/k/a RSI Systems, Inc


-----------------------------------
By:      John Harris
Its:     President